UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2020

GENEREX BIOTECHNOLOGY CORPORATION

(Exact of registrant as specified in its charter)

DELAWARE	000-29169	98-0178636
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No.

10102 USA Today Way, Miramar, Florida 33025

(Address of principal executive offices) (Zip Code)

(416) 364-2551

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

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Introductory Note: A form 8-K previously filed mistakenly did not mention nor include the letter from Maggie Wang, Chairman of the Board for the “Joint Entity,” requesting the Extension Agreement and the reasons why such an extension is needed; this letter is summarized below and filed as Exhibit 99.2 to this Current Report.

Item 1.01 Entry into a Material Definitive Agreement.

On December 15, 2020, Generex Biotechnology Corporation and its majority owned entity NuGenerex Immuno-Oncology, Inc., (collectively “Generex”) agreed and signed an extension for the receipt of the Five Million Dollar USD ($5,000,000.00) upfront licensing fee payment from the “Joint Entity” (the “Extension Agreement”) as set forth under the Ii-Key Innovative Vaccine Development Agreement signed November 13, 2020 (the “Agreement”), with Beijing Youfeng International Consulting Co., Ltd (“BYIC”), National Institute for Viral Disease Control and Prevention, Chinese Centre for Disease Control and Prevention (“NIVDC”) and Beijing Guoxin Haixiang Equity Investment Partnership (“BGHEIP” and together with BYIC and NIVDC, the “China Partners”) to set up a joint research team and a joint entity in China (the “Joint Entity”) that shall jointly develop and industrialize the Generex internationally patented Ii-Key innovative technology for a SARS-CoV-2 coronavirus peptide vaccine (the “Vaccine”) and other vaccines in the People’s Republic of China (“China”) and for Generex to provide the Joint Entity with an exclusive license to use its intellectual property; technical know-how, pre-clinical and clinical data and background materials, in each case, relating to Ii-Key-SARS-CoV-2 technology in the People’s Republic of China, including Hong Kong Special Administrative Region and Macau Special Administrative Region, but excluding the Islands of Taiwan (the “Licensed Territory”).

The Extension Agreement allows for the Five Million Dollar USD ($5,000,000.00) upfront licensing fee payment to be made to Generex no later than before December 31, 2020. This Extension Agreement was triggered by a December 14, 2020 letter from Maggie Wang, Chairman of the Board for the Joint Entity, requesting from Generex the Extension Agreement due to the longer than expected process for establishing the Joint Entity, a biological company in China (the “Letter”). The Letter acknowledged that payment was due and outlined the following progress to date:

1.	Prepared fund in RMB
2.	Chinese authority already accepted new company registration application and expect to get approval this week.
3.	After getting registration documents, a bank account shall be opened.
4.	Once bank account is opened and approvals for payment via wire is done, then the payment of the Five Million Dollars USD ($5,000,000.00) shall be wired to Generex next week or latest before December 31, 2020.

This Current Report contains summaries of the material terms of the Extension Agreement and the Letter. The summary of the Extension Agreement and the Letter contained in this Current Report is subject to, and is qualified in its entirety by, reference to the Extension Agreement and the Letter, which are both filed as exhibits hereto and incorporated herein by reference.

A copy of the Extension Agreement signed December 15, 2020, is filed as Exhibit 99.1 to this Current Report.

A copy of the Letter signed December 14, 2020, is filed as Exhibit 99.2 to this Current Report.

Ii-Key Platform Overview

The Ii-Key-SARS-CoV-2 vaccine is designed as a “Complete Vaccine” that has the potential to induce the T-Cell and antibody immune responses that can provide protective immunity with long-lasting immunologic memory against SARS-CoV-2 in a highly specific manner to ensure safety. Ii-Key is a platform technology enabled by the amino acid key sequence “LRMK” that is shared across the platform. The LRMK key sequence works by its ability to deliver any desired peptide epitope of interest directly to the MHC Class 2 complex on the surface of antigen presenting cells. Once a suitable target epitope is identified, an Ii-Key vaccine candidate is created by means of synthetic peptide synthesis, which produces a single linear amino acid chain that includes the Ii-Key sequence, a short inert linker sequence, and the target epitope of interest. In this way, the target epitope is delivered by the Ii-Key sequence directly to antigen presenting cells, resulting in an immune system stimulation.

About the China Partners

Beijing Youfeng International Consulting Co., Ltd. is the "China High-tech Industrialization Research Society Public Health Working Committee" to provide development strategy consulting and design, projects implementation and management.

National Institute for Viral Disease Control and Prevention of Chinese Centre for Disease Control (CDC) and Prevention is an independent legal entity under the CDC. It is also the only national-level research institution for the prevention and control of viral diseases and medical virology in China.

Beijing Guoxin Haixiang Equity Investment Partnership (Limited Partnership) is a limited partnership established by Beijing Guoxin Zhongshu Management Co., Ltd. as an executive partner and Zhejiang Haixiang Pharmaceutical Co., Ltd. and is effectively existing. Beijing Guoxin Zhongshu Management Co., Ltd. is an equity investment institution which has completed the registration of private fund manager in China Securities Investment Fund Industry Association. Zhejiang Haixiang Pharmaceutical Co., Ltd. is a public company that mainly produces specialty APIs, preparations and fine chemicals, and has large-scale production capabilities for peptide preparations.

Forward-Looking Statements

Statements in this report may contain certain forward-looking statements. All statements included concerning activities, events or developments that the Generex expects, believes or anticipates will or may occur in the future are forward-looking statements. Actual results could differ materially from the results discussed in the forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements. Known risks and uncertainties also include those identified from time to time in the reports filed by Generex with the Securities and Exchange Commission, which should be considered together with any forward-looking statement. No forward-looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements. Generex undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Generex cannot be sure when or if it will be permitted by regulatory agencies to undertake additional clinical trials or to commence any particular phase of clinical trials. Because of this, statements regarding the expected timing of clinical trials or ultimate regulatory approval cannot be regarded as actual predictions of when Generex will obtain regulatory approval for any “phase” of clinical trials or when it will obtain ultimate regulatory approval by a particular regulatory agency. Generex claims the protection of the safe harbor for forward-looking statements that is contained in the Private Securities Litigation Reform Act. Additional information on these and other risks, uncertainties and factors is included in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8- K and other documents filed with the SEC.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	The Extension Agreement signed December 15, 2020
99.2	The Letter requesting more time for payment signed December 14, 2020

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GENEREX BIOTECHNOLOGY CORPORATION

NUGENEREX IMMUNO-ONC0L0GY, INC.

10102 USA Today Way Miramar, FL 33025

December 15, 2020

Via email yj@youfeng-bj.com

The Ii-Key Innovative COVID-19 Vaccine Development Agreement with China

Dear Maggie Wang:

Re: Extension for $5 Million Payment to Generex Biotechnology Corporation and NuGenerex Immuno-Oncology Inc.

We make reference to your written request for an extension to make the Five Million Dollar ($5,000,000 USD) payment under the Ii-Key Innovative Vaccine Development Agreement signed November 13, 2020 (the "Agreement") by and between Generex Biotechnology Corporation and its majority owned entity NuGenerex Irnmuno-Oncology, Inc., (collectively "Generex") with Beijing Youfeng International Consulting Co., Ltd ("BYIC"), National Institute for Viral Disease Control and Prevention, Chinese Centre for Disease Control and Prevention (''NIVDC") and Beijing Guoxin Haixiang Equity Investment Partnership ("BGHEIP" and together with BYIC and NIVDC, the "China Partners").

We make further reference to your request for such payment of the Five Million Dollar ($5,000,000USD)under the Agreement to be wired next week or latest before December 31, 2020.

We hereby confirm our mutual acceptance of your request for payment extension as outline above.

Please confirm your acceptance of such extension on behalf of the China Partners by signing this letter where indicated below and returning it to the undersigned.

Yours, Truly

GENEREX BIOTECHNOLOGY COPORTATION/ NUGENEREX IMUNO-ONCOLOGY, INC.

/s/ Joesph Moscato
Joe Moscato
President & Chief Executive Officer

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Dear Joseph,

We know it is time for us to make payment. Since the procedure for establishing a biological company is longer than we originally expected, we have to request an extension.

1, we already prepared fund in RMB

2, Chinese authority already accepted our company registration application, we expect to get approval this week.

3, after getting registration documents, we can open a bank account

4, once we have the bank account and approvals for wire out the foreign currency. We will wire the fund to you as soon as possible. We expect next week or latest before December 31, 2020.

Preparatory Committee of the New Bio Company, Chairman of the Board Maggie Wang

December 14, 2020

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 17, 2020

GENEREX BIOTECHNOLOGY CORPORATION

/s/Joseph Moscato

By: Joseph Moscato, CEO, President

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